                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      March 3, 1999
                                                 -----------------------

                            REPUBLIC INDUSTRIES, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             1-13107                                     73-1105145
    -----------------------                   --------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)

                               110 S.E. 6TH STREET
                          FT. LAUDERDALE, FLORIDA 33301
-------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code (954)769-6000
                                                  ---------------
                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On March 3, 1999, Republic Industries, Inc. (the "Company") issued a press release to announce that it will not complete the tax-free distribution of its shares of the common stock of Republic Services, Inc. ("Republic Services") to the stockholders of the Company, as originally anticipated, and rather, will sell its entire interest in Republic Services, comprising 112,162,500 shares of Class A common stock.

         Reference is made to the press release filed as Exhibit 99 hereto. The information set forth in Exhibit 99 is hereby incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits

              The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REPUBLIC INDUSTRIES, INC.



                                              By: /s/ James O. Cole
                                                  -----------------------------
                                                  James O. Cole
                                                  Senior Vice President,
                                                  General Counsel and Secretary

Dated: March 3, 1999

                                INDEX TO EXHIBITS


      EXHIBIT                        EXHIBIT
       NUMBER                      DESCRIPTION
      -------                      -----------
         99           Press Release dated March 3, 1999.